SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2000

                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                      1-13080                  06-1391084
(State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation)                                         Identification Number)



                 598 Asylum Avenue, Hartford, Connecticut 06105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

Item 7 (a) and (b) - Grove Property Trust
                     Financial Statements of Properties Acquired and Pro Forma Financial Information

The Rolling Green Portfolio:
     Report of Independent Auditors............................................3
     Combined Historical Summary of
         Gross Income and Direct Operating
         Expenses for the three months
         ended March 31, 2000 and
         the year ended December 31, 1999......................................4
     Notes to Combined Historical Summary
         of Gross Income and Direct Operating
         Expenses..............................................................5

Grove Property Trust
     Pro Forma Condensed Consolidated Financial Information....................6
     Pro Forma Condensed Consolidated Balance Sheet ...........................7
     Notes to Pro Forma Condensed Consolidated Balance Sheet...................8
     Pro Forma Condensed Consolidated Statements of
         Income for the three months ended March 31, 2000......................9 and the year ended December 31, 1999.................................10
     Notes to Pro Forma Condensed Consolidated Statements of
         Income...............................................................11

                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary") for Rolling Green Apartments at Amherst, Rolling Green Apartments at Fall River and Rolling Green Apartments at Milford (collectively, known as the "Rolling Green Portfolio") for the year ended December 31, 1999. This Historical Summary is the responsibility of the Rolling Green Portfolio's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Grove Property Trust as described in Note 1, and is not intended to be a complete presentation of the Rolling Green Portfolio's revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the combined gross income and direct operating expenses as described in Note 1 of the Rolling Green Portfolio for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                /s/ ERNST & YOUNG LLP
Boston, Massachusetts
June 15, 2000

    COMBINED HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                         FOR THE ROLLING GREEN PORTFOLIO

                             (Dollars in thousands)

                                                       Three Months Ended   Year Ended
                                                            March 31,      December 31,
                                                              2000            1999
                                                         --------------   -------------
                                                          (Unaudited)

Gross Income
     Rental income ................................          $2,053          $7,639
     Other income .................................              61             408
                                                             ------          ------

Total gross income ................................           2,114           8,047
                                                             ------          ------

Direct Operating Expenses
    Property operating expenses ...................             881           3,514
    Taxes and insurance ...........................             130             479
    General and administrative ....................             128             605
                                                             ------          ------

Total direct operating expenses ...................           1,139           4,598
                                                             ------          ------
Gross income in excess of direct operating expenses          $  975          $3,449
                                                             ======          ======



See accompanying notes to financial statement.

                           THE ROLLING GREEN PORTFOLIO

              NOTES TO COMBINED HISTORICAL SUMMARY OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES
                             (Dollars in thousands)

1.   General Information and Summary of Significant Accounting Policies

     Presented herein is the combined historical summary of gross income and direct operating expenses ("Historical Summary") of Rolling Green Apartments at Amherst, Rolling Green Apartments at Fall River and Rolling Green Apartments at Milford (collectively known as the "Rolling Green Portfolio"), all held under common control. The properties are located in Amherst, Fall River and Milford, Massachusetts, respectively. The Rolling Green Portfolio was acquired by Grove Property Trust, a Maryland real estate investment trust, (the "Company") on May 31, 2000.

     The Historical Summary has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of the Company. Accordingly, certain historical expenses which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Rolling Green
     Portfolio have been excluded. Expenses excluded consist of interest, depreciation and amortization and other costs not directly related to the future operations of the Rolling Green Portfolio.

     The Historical Summary for the three months ended March 31, 2000, is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such information have been included. The results of operations for this period are not necessarily indicative of the results to be obtained for a full fiscal year.

     Rental income is recognized on a straight-line basis over the term of the leases, which are generally one year. Included in other income is interest income of $33 (unaudited) and $124 for the three months ended March 31, 2000 and the year ended December 31, 1999, respectively, related to earnings on various restricted cash accounts which are required by certain mortgages which have been acquired by the Company.

     Ordinary   repairs  and  maintenance   are  expensed  as  incurred;   major
     replacements and betterments are capitalized.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                              GROVE PROPERTY TRUST
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                 MARCH 31, 2000
                                   (Unaudited)


     The Rolling Green Apartments at Amherst, Rolling Green Apartments at Fall River and Rolling Green Apartments at Milford (collectively known as the "Rolling Green Portfolio"), all held under common control, were acquired by Grove Property Trust (the Company) on May 31, 2000.

     The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the acquisition of the Rolling Green Portfolio had occurred as of March 31, 2000. The unaudited pro forma condensed consolidated statements of income have been prepared to reflect the acquisition of the Rolling Green Portfolio as if such transactions had occurred at the beginning of the periods presented.

     The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations for future periods. The pro forma information should be read in conjunction with the Company's historical financial statements and notes thereto.

                              Grove Property Trust

           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

                                 March 31, 2000

                             (Dollars in thousands)


                                                    Rolling Green

                                    Historical (A)  Portfolio (B)   Pro Forma
                                    -------------   -------------   ---------

Assets
Real estate, net ...............       $298,021       $ 33,536       $331,557
Cash equivalents ...............         12,734                        12,734
Other assets ...................          3,672                         3,672
                                       --------       --------       --------
Total assets ...................       $314,427       $ 33,536       $347,963
                                       ========       ========       ========

Liabilities and
   shareholders' equity
Mortgage notes payable .........       $178,263       $ 21,511       $199,774
Revolving credit facility.......         13,700         12,025         25,725
Accounts Payable and
   other liabilities (b) .......         21,388                        21,388
                                       --------       --------       --------
Total liabilities ..............        213,351         33,536        246,887

Minority interest in
   operating partnership .......         32,351                        32,351
Shareholders' equity ...........         68,725                        68,725
                                       --------       --------       --------
Total liabilities and
   shareholders' equity ........       $314,427       $ 33,536       $347,963
                                       ========       ========       ========

                              GROVE PROPERTY TRUST
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 2000


(A) Reflects the Company's historical condensed consolidated balance sheet as of March 31, 2000.

(B) Reflects the acquisition of the Rolling Green Portfolio which was consummated by the Company on May 31, 2000. The aggregate purchase price for the Rolling Green Portfolio was approximately $33.5 million, including cash paid of $12.0 million and mortgage debt assumed of $21.5 million. The cash portion of the purchase price was funded with the Company's revolving credit facility.

                              GROVE PROPERTY TRUST
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
                  (Dollars in thousands, except per share data)


                                                              Rolling Green
                                            Historical (A)    Portfolio (B)    Adjustments (C)     Pro Forma
                                            --------------    -------------    ---------------     ---------
Revenue
    Rental income ....................          $15,524          $ 2,053                            $17,577
    Other income .....................              343               61                                404
                                                -------          -------          -------          -------
Total revenue ........................           15,867            2,114             --             17,981

Expenses
    Property operating ...............            5,819              881                              6,700
    Real estate taxes ................            1,346              130                              1,476
    Interest .........................            3,624                           $   417(D)         4,041
    Depreciation and amortization.....            2,598                               238(C)         2,836
    General and administrative .......              519              128                                647
                                                -------          -------          -------           -------
Total expenses .......................           13,906            1,139              655           15,700
                                                -------          -------          -------          -------
Income before gain on sales,
   minority interests ................            1,961              975             (655)            2,281
Gain on sales of property ............            1,533            1,533
                                                -------          -------          -------           -------
Income before minority interests .....            3,494              975             (655)            3,814
Minority interest in operating
    partnership ......................            1,122                                               1,122
                                                -------          -------          -------           -------
Net income ...........................          $ 2,372          $   975          $  (655)          $ 2,692
                                                =======          =======          =======           =======

Net income per common share
    -basic                                      $  0.29                                             $  0.33
                                                =======                                             =======
    -diluted                                    $  0.28                                             $  0.32
                                                =======                                             =======
Weighted average number of
common shares outstanding
(in thousands)
    -basic                                        8,217                                               8,217
                                                  =====                                               =====
    -diluted                                      8,423                                               8,423
                                                  =====                                               =====

                              GROVE PROPERTY TRUST
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                  (Dollars in thousands, expect per share data)


                                                            Rolling Green
                                           Historical (A)   Portfolio (B)    Adjustments (C)     Pro Forma
                                           --------------   -------------    ---------------     ---------
Revenue
    Rental income ..................          $62,925          $ 7,639                            $70,564
    Other income ...................            1,532              408                              1,940
                                              -------          -------          -------           -------
Total revenue ......................           64,457            8,047             --              72,504

Expenses
   Property operating expenses .....           23,342            3,514                             26,856
   Real estate taxes ...............            5,631              479                              6,110
   Interest expense ................           14,103                           $ 2,163(D)         16,266
   Depreciation and
     amortization expense ..........           10,289                               951(C)         11,240
   General and administrative ......            8,510              605                              9,115
                                              -------          -------          -------           -------
Total expense ......................           61,875            4,598            3,114            69,587
                                              -------          -------          -------           -------

Income before gain on sales,
   minority interests
   and extraordinary items .........            2,582            3,449           (3,114)            2,917
Gain on sales of property ..........            3,342                                               3,342
                                              -------          -------          -------           -------
Income before minority interests and
   extraordinary item ..............            5,924            3,449           (3,114)            6,259
Minority interest in
   consolidated partnerships .......               65                                                  65
Minority interest in operating
   partnership .....................            1,838                                               1,838
                                              -------          -------          -------           -------
Income before extraordinary item ...          $ 4,021          $ 3,449          $(3,114)          $ 4,356
                                              =======          =======          =======           =======


Income before extraordinary items
per common share
   -basic                                     $  0.48                                             $  0.52
                                              =======                                             =======
   -diluted                                   $  0.47                                             $  0.51
                                              =======                                             =======

Weighted  average  number of common
shares outstanding (in
thousands)
    -basic                                      8,457                                               8,457
                                              =======                                             =======
    -diluted                                    8,618                                               8,618
                                              =======                                             =======

                              GROVE PROPERTY TRUST
    NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


A. Reflects the historical condensed consolidated statements of income of the Company for the three months ended March 31, 2000 and the year ended December 31, 1999.

B. Reflects the historical results of operations for the Rolling Green Portfolio for the three months ended March 31, 2000 and for the year ended December 31, 1999. See the Combined Historical Summary of Gross Income and Direct Operating Expenses and notes thereto included elsewhere in this Current Report on Form 8-K/A.

C. Reflects estimated depreciation based upon an asset life of 30 years and an allocation between land and buildings of $5.0 million and $28.5 million, respectively.

D. Reflects interest expense on assumed mortgage of $21.5 million at a weighted average fixed interest rate of 7.9% and borrowing of $12.0 million from the Company's revolving credit facility at an interest rate of 8%.

                       (c)  Exhibits.

Exhibit No.                             Description
-----------                             -----------
    2.1 Purchase and Sale Agreement dated February 18, 2000 between Roberts-Amherst Associates Limited Partnership and Grove Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated May 31, 2000 (Commission File No. 1-13080))

    2.2 Purchase and Sale Agreement dated February 18, 2000 between Roberts-Fall River Associates Limited Partnership and Grove Corporation (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated May 31, 2000 (Commission File No. 1-13080))

    2.3 Purchase and Sale Agreement dated February 18, 2000 between Roberts-Milford Associates Limited Partnership and Grove Corporation (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated May 31, 2000 (Commission File No. 1-13080))

    23         Consent of Ernst & Young LLP

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GROVE PROPERTY TRUST

                                             By:  /s/ GERALD A. MCNAMARA
                                                 ----------------------------
                                                 Gerald A. McNamara
                                                 Executive Vice President

Date: August 4, 2000

                                  Exhibit Index
                                  -------------


Exhibit No.                             Description
-----------                             -----------
    2.1 Purchase and Sale Agreement dated February 18, 2000 between Roberts-Amherst Associates Limited Partnership and Grove Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated May 31, 2000 (Commission File No. 1-13080))

    2.2 Purchase and Sale Agreement dated February 18, 2000 between Roberts-Fall River Associates Limited Partnership and Grove Corporation (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated May 31, 2000 (Commission File No. 1-13080))

    2.3 Purchase and Sale Agreement dated February 18, 2000 between Roberts-Milford Associates Limited Partnership and Grove Corporation (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated May 31, 2000 (Commission File No. 1-13080))

     23        Consent of Ernst & Young LLP